Exhibit 32.2
Certification of Chief Financial Officer Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of Web.com, Inc. (the “Company”) for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gonzalo Troncoso, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gonzalo Troncoso
Gonzalo Troncoso Executive Vice President and Chief Financial Officer Dated: August 8, 2007

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